Exhibit 99.5

EXECUTIVE SUMMARY

FASST 2022-S3

Description of the due diligence performed

Overview of the assets that were reviewed

Incenter LLC d/b/a Edgemac (“Edgemac”) performed an independent third-party due diligence review of 9 loans originated by Finance of America Reverse LLC (the “Client”). The review was performed in February, 2022 through May, 2022 using the scope of review described herein, which was agreed to at the time of review. The results of the review performed by Edgemac only reflect information concerning the related loans on which such review was performed as of the date such review was performed based on the scope of review used as of the date such review was performed and not as of any subsequent date. Edgemac has not subsequently performed any review with respect to the loans, and Edgemac will not be required to complete or provide any additional, new, or refreshed review or results with respect to the loans.

Sampling of assets

Edgemac follows the nationally recognized statistical rating organizations, NRSRO(s), criteria. Edgemac performed review on 100% of the loans. The loan population was 9 loans for an aggregate original principal balance of $5,121,790.00.

The review was conducted in accordance with the following NRSRO(s) Third Party Due Diligence Criteria:

Identity of NRSRO	Title and Date of Criteria
DBRS Morningstar	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 11, 2020
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, February 2, 2021

Data integrity and methodology

Edgemac performed data integrity analysis on all loans in the sample by comparing the information supplied on the data tape against the source documents in the loan file. All discrepancies are reported on the Final Tape Compare Report.

The data comparison consisted of the following data fields:

Data Comparison Fields
Amortization Term
Appraisal Value
Borrower First Name
Coborrower 1 First Name
Coborrower 1 Last Name
Doc Type
First Payment Date
FTHB Flag
Interest Rate Initial Cap
Interest Rate Life Cap
Interest Rate Periodic Cap
Interest Rate Rate Change Frequency

Interest Rate Life Floor
Investor Qualifying DSCR
Investor Qualifying DTI
Loan Purpose
Loan Type
Margin
Maturity Date
Note Date
Number of Units
Occupancy Type
Original CLTV
Original Interest Rate
Original Loan Amount
Original LTV
Original P&I
Original Term
Property City
Property State
Property Street Address
Property Type
Property Zip
QM Designation
Qualifying Credit Score
Sales Price

Underwriting Conformity

Edgemac performed a complete review of the loan files to determine whether the loan was originated in accordance with the underwriting guidelines (or other Client supplied criteria), and applicable Policies & Procedures, noting any exceptions and compensating factors. The review included, but was not limited to, the following items:

A.	Review loan for conformance to Ability to Repay (ATR) standards
B.	Validate borrower eligibility status
C.	Validate that employment and income documentation meet guidelines. Recalculate the borrower’s income and debt to determine the appropriate debt to income ratio in accordance with the guidelines. Make a reasonable assessment of whether there are any indications that income documentation may be fraudulent
D.	Validate that assets match the documentation in the file and asset documentation for down payment, closing costs, and reserves meet program guideline requirements
E.	Review exceptions, compensating factors and underwriter comments, if available
F.	Review program guidelines against the loan approval for discrepancies such as:

1.    Employment requirements

2.    Income requirements

3.    Asset/Collateral requirements

G.	If applicable, perform re-verifications of income, employment and occupancy status as requested by the Client. Confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure, based solely on information contained in the mortgage loan file, including any fraud reports. This assessment will include a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns, or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence.

H.	Review for occupancy representation versus occupancy type
I.	Review the loan approval against all supporting documentation and loan application to verify accuracy
J.	Review the initial loan application against the final loan application or other loan applications found in the file to expose discrepancies
K.	Verify that a credit report has been provided for all borrowers, that the report was pulled in a timely manner and that the credit scores meet applicable guidelines. Verify whether any fraud alerts are listed on the credit reports and make a reasonable assessment of whether the borrower’s profile adheres to applicable guidelines
L.	Review the title report for possible judgments and other liens that may have existed upon origination; verify chain of title and verify validity of lien
M.	Verify and validate the file contains sufficient property insurance coverage as required by guidelines; confirm property insurance policy contains appropriate mortgagee clause. For subject properties located in a Special Flood Hazard Area where flood insurance is required, verify and validate the file contains sufficient flood insurance coverage as required by guidelines and that flood insurance policy contains appropriate mortgagee clause
N.	Review property details on appraisal including a review for ineligible properties
O.	Review the information in the loan file and any third party reports supplied for the purposes of identifying any fraud or misrepresentation, including with respect to occupancy, income, employment, liabilities, SSNs, credit report alerts, and signature variations. Additional third party resources can be utilized as part of this review at the direction of the Client and at an additional cost (see Fee Schedule).
P.	Check for multiple loans to one borrower and multiple loans against the same property

Property Valuation Review

Edgemac reviewed all loans to validate the original appraisal report was provided in the loan file and that it is substantially complete. The evaluation included the following components:

A.	Review the original appraisal report to ensure the valuation was performed by a licensed appraiser and in accordance with guidelines,
B.	Verify subject property type meets applicable guidelines,
C.	Review the comparable sales analysis including age, distance and adjustments,
D.	Note any exceptions to stated value or appraisal guidelines,
E.	Verify value used to calculate LTV/CLTV and note any deviations,
F.	Verify the appraisal report matches loan documents, and
G.	If applicable, review additional valuation products in the file; if there is greater than a 10% variance, Client is notified and an additional independent valuation product may be obtained.

Regulatory Compliance Review

Edgemac’s Regulatory Compliance analysis is intended to expose certain potential risk associated with the loans examined. It is strictly limited to the review scope outlined below and is based solely on the accuracy of the documentation and data supplied by the Client or other agreed upon third parties. The review findings are not guaranteed to encompass all critical elements related to the underwriting, origination or regulatory compliance status of the loans examined. Further, the findings are not to be construed as guidance on future indicators of positive or negative performance.

Edgemac will perform a Review of all loans supplied by the Client to verify all documentation provided is complete and complies with all applicable federal and state regulatory requirements, in addition to following the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (now the Structured Finance Association or “SFA”) (the “SFIG Compliance Review Scope”) and the advice of outside counsel. As it relates to TILA-RESPA Integrated Disclosures (“TRID”) testing, Edgemac works with outside counsel on an ongoing basis to understand and interpret compliance regulations based on recent guidance by the Consumer Financial Protection Bureau (the “CFPB”) that has created deviations in the TRID review scope and related exceptions/cures. Our TRID related review scope, outlined below and not performed for investment properties, will continue to be amended where appropriate as future guidance and rules are published. Edgemac’s conclusions are representative of our best efforts to identify material risks and exceptions associated with each loan based on interpretation of the continually evolving regulations. Edgemac maintains an active dialogue with outside counsel, our Clients, Rating Agencies, SFA and other parties when interpreting compliance regulations and amending our review scope to accurately expose the risk associated with a loan. However, no guaranties can be made that the Review includes all areas of risk that may be present in the Transaction. In addition to the foregoing, Edgemac utilizes the ComplianceAnalyzer tool by ComplianceEase.

Edgemac does not employ personnel who are licensed to practice law in the various jurisdictions and the findings set forth in the reports prepared by Edgemac do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Edgemac. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the clients that have engaged Edgemac to prepare their reports pursuant to their instructions and guidelines. Client acknowledges and agrees that the scoring models applied by Edgemac are designed to identify potential risk and the Client assumes sole responsibility for determining the suitability of the information for its particular use.

In completing its Review, Edgemac shall rely on the assumptions specified in Annex 1 hereto. Additionally, Client will provide Edgemac with a compliance review template spreadsheet to assist Edgemac in carrying out its Review. For the avoidance of doubt, the compliance review template spreadsheet is considered Confidential Information and shall not be used by Edgemac for any purpose other than facilitating the completion of its Review for Client. For the avoidance of doubt and without limiting the foregoing, Edgemac shall not use or refer to the compliance review template spreadsheet provided by Client in designing review procedures for any other client of Edgemac or for completing loan reviews for any other client of Edgemac.

Edgemac reviewed each loan to validate compliance with the following federal and state regulatory requirements, whenever applicable.

A.	Reverse Mortgage Counseling: Edgemac will review the file to determine if the Certificate of Reverse Mortgage Counseling was in the file and executed by the borrower(s).
B.	Truth In Lending Act - 12 CFR §1026 (“TILA”)
1.	Federal TILA
a.	Finance Charge Test (12 CFR §1026.18(d)(1))
i.	It is understated by no more than $100; or
ii.	It is greater than the amount required to be disclosed
b.	Rescission Finance Charge Test (12 CFR §1026.23(h)(2)(i))
i.	It is understated by no more than $35; or
ii.	It is greater than the amount required to be disclosed
c.	Rescission Total of Payments Test (12 CFR §1026.23(h)(2)(ii))
i.	Is understated by no more than $35; or
ii.	Is greater than the amount required to be disclosed
d.	Foreclosure Rescission Finance Charge and Total of Payments Tests (12 CFR §1026.23(h))

e.	APR Test (12 CFR §1026.22(a)(2), (4))
i.	The disclosed annual percentage rate (APR) is considered accurate because it is not more than 1/8 of 1 percentage (for regular transactions) or 1/4 of 1 percentage (for irregular transactions) point above or below the APR as determined in accordance with the actuarial method; or
ii.	The disclosed APR results from the disclosed finance charge, and the disclosed finance charge is considered accurate under 12 CFR §1026.18(d)(1) (the finance charge test), or for purposes of rescission the disclosed finance charge is considered accurate under 12 CFR §1026.23(g) or (h) (the rescission finance charge test or the foreclosure rescission finance charge test), whichever applies
f.	Right of Rescission Test (12 CFR §1026.23(a)(3), §1026.15(a)(3))
i.	The funding date is not before the third business day following consummation
ii.	The consumer may exercise the right to rescind until midnight of the third business day following consummation
iii.	Validate Right of Rescission Notice was provided and provides the correct date for ability to cancel
g.	Dual Broker Compensation Test (12 CFR §1026.36(d)(2))
i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling, no loan originator shall receive compensation, directly or indirectly, from any other person other than the consumer in connection with the transaction for loan origination activities
h.	Loan Originator Credits Test (12 C.F.R. §1026.36(d)(1))
i.	Test that the initial disclosure (GFE/TIL/LE) does not contain any broker fees paid by the broker
2.	TILA RESPA Integrated Disclosures (TRID) NOTE, for disclosure of the “loan term” on both the LE and the CD, the “loan term” shall be disclosed as the length of time between the date of the consummation of the loan and the actuarial life expectancy of the borrower.
a.	Initial Loan Estimate Delivery Date Test (from application) (12 CFR §1026.19(e)(1)(iii)(A))
i.	The creditor shall deliver or place in the mail the disclosures required under 12 CFR §1026.19(e)(1)(i) (provision of loan estimate form) not later than the third business day after the creditor receives the consumer's application
b.	Initial Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(1)(iii)(B))
i.	The creditor shall deliver or place in the mail the disclosures required under 12 CFR §1026.19(e)(1)(e)(1)(i) (provision of loan estimate form) not later than the seventh business day before consummation of the transaction
c.	Written List of Service Providers (SSPL) Disclosure Date Test (12 CFR §1026.19(e)(1)(vi))
i.	If the consumer is permitted to shop for a settlement service, the creditor shall provide the consumer with a written list identifying available providers of that settlement service and stating that the consumer may choose a different provider for that service. The creditor must identify at least one available provider for each settlement service for which the consumer is permitted to shop. The creditor shall provide this written list of settlement service providers separately from the disclosures required by 12 CFR §1026.19(e)(1)(e)(1)(i) but in accordance with the timing requirements in 12 CFR §1026.19(e)(1)(e)(1)(iii)
d.	Revised Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(4)(ii))
i.	The creditor shall not provide a revised version of the disclosures required under 12 CFR §1026.19(e)(1)(i) on or after the date on which the creditor provides the disclosures required under 12 CFR §1026.19(f)(1)(i). The consumer must receive a revised version of the disclosures required under 12 CFR §1026.19(e)(1)(i) not later than four business days prior to consummation. If the revised version of the disclosures required under 12 CFR §1026.19(e)(1)(i) is not provided to the consumer in person, the consumer is considered to have received such version three business days after the creditor delivers or places such version in the mail

e.	Valid Change of Circumstances Test
i.	The changed circumstance(s) form was provided and the reason for re-disclosure is:
a.	Changed circumstance affecting settlement charges; or
b.	Changed circumstance affecting eligibility; or
c.	Revisions requested by the consumer; or
d.	Expiration of initial loan estimate; or
e.	Delayed settlement date on a construction loan for new construction transactions only; or
f.	The date the rate was set was not provided and interest rate dependent charges change once the interest rate is locked; or
g.	The reason for re-disclosure is "Decrease in charges affecting settlement or eligibility, a consumer-requested revision, or other non-tolerance-related re-disclosure;" or
h.	The initial loan estimate was not delivered timely
f.	Initial Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(1)(ii))
i.	The creditor shall ensure that the consumer receives the disclosures required under paragraph 12 CFR §1026.19(f)(1)(i) no later than three business days before consummation
g.	Revised Closing Disclosure Delivery Date Test (waiting period vs. no waiting period required) (12 CFR §1026.19(f)(2)(i) & (ii))
i.	If the disclosures provided under 12 CFR §1026.19(f)(1)(i) become inaccurate before consummation, the creditor shall provide corrected disclosures reflecting any changed terms to the consumer so that the consumer receives the corrected disclosures at or before consummation
ii.	If the consumer determines that the extension of credit is needed to meet a bona fide personal financial emergency, the consumer may modify or waive the three-business-day waiting period for the revised closing disclosure after receiving the disclosures
h.	TRID Tolerance Testing - Charges That Cannot Increase Test (12 CFR §1026.19(e)(3)(i))
i.	An estimated closing cost disclosed pursuant to 12 CFR §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under 12 CFR §1026.19(e)(1)(i)
i.	TRID Tolerance Testing - Charges That in Total Cannot Increase More Than 10% Test (12 CFR §1026.19(e)(3)(ii))
i.	The aggregate amount of charges for third-party services and recording fees paid by or imposed on the consumer does not exceed the aggregate amount of such charges disclosed under 12 CFR §1026.19(e)(1)(i) by more than 10 percent
j.	TRID Tolerance Testing - Lender Credits That Cannot Decrease Test (12 CFR §1026.19(e)(3)(i))
i.	An estimated closing cost disclosed pursuant to 12 CFR §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under 12 CFR §1026.19(e)(1)(i)
k.	TRID Reimbursement Amount Test (12 CFR §1026.19(f)(2)(v))
i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under 12 CFR §1026.19(e)(3)(i) or (ii), the creditor complies with 12 CFR §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation
l.	TRID Reimbursement Date Test (12 CFR §1026.19(f)(2)(v))
i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under 12 CFR §1026.19(e)(3)(i) or (ii), the creditor complies with 12 CFR §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation

m.	Disclosure of Escrow Account (12 CFR §1026.38(l)(7))
i.	If the loan indicates an escrow account will be established
a.	Verify all amounts disclosed in the Projected Payments Table are accurate (12 CFR §1026.38(c); §1026.37(c))
b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (12 CFR §1026.37(c)(4), (5))
c.	Verify all amounts disclosed in Section G – Initial Escrow Payment and Closing are accurate (12 CFR §1026.37(g)(3))
d.	Verify all amounts disclosed in the Escrow Account Section are accurate (12 CFR §1026.38(l)(7))
ii.	If the loan indicates an escrow account will not be established
a.	Verify all amounts disclosed in the Projected Payments Table are accurate (12 CFR §1026.38(c); §1026.37(c))
b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (12 CFR §1026.37(c)(4), (5))
c.	Verify all amounts disclosed in the Escrow Account Section are accurate (12 CFR §1026.38(l)(7))
n.	Post-consummation Event and Revised Closing Disclosure Delivery Date Test
i.	The post-consummation revised closing disclosure delivery date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided; and
ii.	The provided reimbursement date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided
o.	Non-numeric Clerical Error and Post-consummation Revised Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(2)(iv))
i.	A creditor does not violate 12 CFR §1026.19(f)(1)(i) if the disclosures provided under 12 CFR §1026.19(f)(1)(i) contain non-numeric clerical errors, provided the creditor delivers or places in the mail corrected disclosures no later than 60 days after consummation
p.	Loan Calculation Test on the Closing Disclosure (12 CFR §1026.38)
i.	Finance Charge
ii.	Amount Financed
iii.	Total of Payments
iv.	Total Interest Percentage
3.	Qualified Mortgage / Ability To Repay – Dodd Frank (Scope will cover ATR only; this is considered a non-QM product)
a.	No Balloon Payment. For ATR purposes, it is stipulated that the loan does not have a balloon payment
b.	Loan Does Not “Recast” 12 C.F.R. § 1026.43(c)(5)(ii)(C) requires use of a different special payment calculation method for negative amortization loans using the fully indexed rate of interest and “substantially equal, monthly payments of principal and interest that will repay the maximum loan amount over the term of the loan remaining as of the date the loan is recast.” Reg Z defines “recast,” for purposes of a negative amortization loan, as “the expiration of the period during which negatively amortizing payments are permitted under the terms of the legal obligation.” Under the terms of the EquityAvail product, borrowers are never required to start making fully amortizing monthly payments, so the loan never “recasts.” Accordingly, the payment calculation method best suited to the EquityAvail ATR consideration is the fully indexed rate (there is no introductory rate) and the substantially equal monthly payments of a portion of accrued interest required to be paid during the initial ten years of the loan.
c.	Prepayment Penalty (12 CFR §1026.43(g))
i.	A covered transaction must not include a prepayment penalty unless:
a.	The prepayment penalty is otherwise permitted by law; and the transaction:
b.	Has an annual percentage rate that cannot increase after consummation;

c.	Is a qualified mortgage under paragraph (e)(2), (e)(4), or (f) of this section; and
d.	Is not a Higher Priced Mortgage Loan, as defined in 12 CFR §1026.35(a)
4.	Home Ownership and Equity Protection Act – HOEPA (Sections 32)
a.	Federal HOEPA coverage (12 CFR §1026.32(a)(1)(i), (ii))
i.	Tests that the loan is/is not secured by the consumer's principal dwelling; or
ii.	Tests that the loan is/ is not an open-end credit plan; or
iii.	That the application date of the loan occurs before/ after the effective date of October 1, 1995; or
iv.	That the date the creditor received application occurs on or after January 10, 2014, the effective date of the High-Cost Mortgage amendments
b.	High-Cost Mortgage APR threshold test (12 CFR §1026.32(a)(1)(i)(A), (C))
i.	The loan is secured by a first-lien transaction, and the annual percentage rate (APR) does not exceed the Average Prime Offer Rate by more than 6.5%; or
ii.	The loan is a subordinate-lien transaction, and the annual percentage rate (APR), does not exceed the Average Prime Offer Rate by more than 8.5%
c.	High-Cost Mortgage Points and Fees Threshold Test (12 CFR §1026.32(a)(1)(ii)(A), (B))
i.	The total points and fees do not exceed allowable limits per the given loan amount
d.	High-Cost Mortgage Prepayment Penalty Threshold Test (12 CFR §1026.32(a)(1)(iii))
i.	The loan contract or open-end credit agreement does not allow the creditor to charge:
a.	A prepayment penalty more than 36 months after consummation or account opening; or
b.	Prepayment penalties that can exceed, in total, more than 2 percent of the amount prepaid
~~e.~~	High-Cost Mortgage (12 CFR §1026.32(a)(1))
f.	Other high-costs tests pursuant to (12 CFR §1026.32(a)(1)) (if needed)
i.	Timing of disclosures
ii.	Balloon payment
iii.	Negative amortization
iv.	Prepayment penalty
v.	Pre-loan counseling
vi.	Late charges
vii.	Grace period
viii.	Financing of points and fees
5.	Higher Priced Mortgage Loan – HMPL (section 35)
a.	Higher Priced Mortgage Loan test (12 CFR §1026.35(a)(1)) NOTE EquityAvail can be a Higher Priced Mortgage Loan in all states where Client currently offers EquityAvail EXCEPT California and, for non-jumbo mortgage loans, Connecticut.
b.	Higher Priced Mortgage Loan required escrow account test (12 CFR §1026.35(a)(1), (b)(2)(i)(A))
6.	Prohibited Acts – Brokers Comp
a.	Broker Compensation Test (12 CFR §1026.36(d)(2))
i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling:
a.	No loan originator shall receive compensation, directly or indirectly, from any person other than the consumer in connection with the transaction; and
b.	No person who knows or has reason to know of the consumer-paid compensation to the loan originator (other than the consumer) shall pay any compensation to a loan originator, directly or indirectly, in connection with the transaction

7.	Nationwide Mortgage Licensing System (NMLS) Tests (12 CFR §1026.36)
a.	Review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLS ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
b.	Verify the data against the NMLS database, as available
C.	Real Estate Settlement Procedures Act – 12 CFR §1024 (“RESPA”)
1.	Federal RESPA
a.	Homeownership Counseling Organizations Disclosure Date Test (12 CFR §1024.20(a))
i.	Not later than three business days after a lender, mortgage broker, or dealer receives an application, or information sufficient to complete an application, the lender must provide the loan applicant with a clear and conspicuous written list of homeownership counseling organizations that provide relevant counseling services in the loan applicant's location
ii.	The list of homeownership counseling organizations distributed to each loan applicant under this section shall be obtained no earlier than 30 days prior to the time when the list is provided to the loan applicant
D.	Equal Credit Opportunity Act – 12 CFR §1002 (“ECOA”)
1.	ECOA Valuation Rule (12 CFR §1002.14(a)(1))
a.	Review all applicable loans for the Disclosure of Right to Receive a Copy of Appraisals. Validate if the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening
b.	Review all applicable loans for proof that lender delivered copies of appraisals and other written valuations three business days before consummation (closed-end), or account opening (open-end)
c.	If the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening, review the Post-Closing submission for an Acknowledgment of Receipt of Appraisal Report, or other proof that the lender provided the copies either at, or prior to, consummation or account opening
d.	State Specific tests (varies by state and applicability, but at a minimum includes):
i.	Consumer / Home Loan tests
ii.	High cost tests
iii.	Higher Priced Mortgage Loan tests
iv.	APR threshold tests
v.	Points and fees threshold tests
vi.	Cover loan tests
vii.	Prepayment tests
E.	Additional Disclosure Requirements (12 CFR §1024.6, 15, 17, 20, 33)
a.	Confirm the presence of additional disclosures required by RESPA/Regulation X.
i.	Servicing Disclosure Statement
ii.	Affiliated Business Arrangement Disclosure
iii.	Initial Escrow Disclosure Statement

Document Review

Edgemac reviewed all mortgage loan files supplied and verified that the following documents, if applicable, were included in the file and that the data on the documents was consistent:

•	Final and Initial Application (1003)
•	Loan Approval / 1008 / Fannie Mae DU / Freddie Mac LP
•	Guaranty Agreement
•	Occupancy Affidavit
•	Loan Estimates and Closing Disclosures
•	Certificate of Reverse Mortgage Counseling

•	Sales Contract
•	Mortgage/Deed of Trust
•	Note
•	Junior Lien Information
•	Subordination Agreement
•	Lease Agreements
•	Income Documentation
•	Employment Documentation
•	Asset Documentation
•	Credit Reports
•	4506T/Tax Documentation
•	Change of Circumstance Documentation
•	Disclosures
•	Appraisal Valuation Reports
•	Title/Preliminary Title
•	Flood and Hazard Insurance Policies
•	Flood Certificates

Other review and methodology

Not applicable.

Summary of findings and conclusions of review

Below provides the summary of the review findings:

Final Overall Grade Summary

Overall	# of Mortgage Loans	% of Mortgage Loans
A	9	100.00%
Total	9	100.00%

Credit Grade Summary

Credit	# of Mortgage Loans	% of Mortgage Loans
A	9	100.00%
Total	9	100.00%

Compliance Grade Summary

Compliance	# of Mortgage Loans	% of Mortgage Loans
A	9	100.00%
Total	9	100.00%

Property Grade Summary

Property	# of Mortgage Loans	% of Mortgage Loans
A	9	100.00%
Total	9	100.00%

Exception Summary

Below provides a summary of the individual exceptions based on the general categories of Credit, Compliance, and Property.

Credit Exception Categories	Exception Count	Exception Grade C	Exception Grade B
None
Total

Compliance Exception Categories	Exception Count	Exception Grade C	Exception Grade B
None
Total

Property Exception Categories	Exception Count	Exception Grade C	Exception Grade B
None
Total

Data Integrity Summary

The table below provides a summary of the data compare results:

Field Name	# of Discrepancies	% Accuracy
Amortization Term	0	100.00%
Appraisal Value	0	100.00%
Borrower First Name	0	100.00%
Coborrower 1 First Name	0	100.00%
Coborrower 1 Last Name	0	100.00%
Doc Type	0	100.00%
First Payment Date	0	100.00%
FTHB Flag	0	100.00%
Interest Rate Initial Cap	0	100.00%
Interest Rate Life Cap	0	100.00%
Interest Rate Periodic Cap	0	100.00%
Interest Rate Rate Change Frequency	0	100.00%
Interest Rate Life Floor	0	100.00%
Investor Qualifying DSCR	0	100.00%
Investor Qualifying DTI	6	33.33%
Loan Purpose	1	88.89%

Loan Type	0	100.00%
Margin	0	100.00%
Maturity Date	0	100.00%
Note Date	0	100.00%
Number of Units	0	100.00%
Occupancy Type	0	100.00%
Original CLTV	0	100.00%
Original Interest Rate	0	100.00%
Original Loan Amount	0	100.00%
Original LTV	0	100.00%
Original P&I	0	100.00%
Original Term	9	0.00%
Property City	0	100.00%
Property State	0	100.00%
Property Street Address	0	100.00%
Property Type	0	100.00%
Property Zip	0	100.00%
QM Designation	0	100.00%
Qualifying Credit Score	0	100.00%
Sales Price	0	100.00%
Total	16	95.06%

ANNEX 1

Assumptions

1.	Loan Term/Maturity Date/Loan Balance on LE/CD. Use the life expectancy of the youngest borrower (referring to Appendix K and L of Reg. Z, as you do for the TALC) as the loan term in disclosing/calculating the following items on the LE/CD: (i) the loan term; (ii) the “can go as high as” amount on the Loan Amount and Balloon Payment; (iii) the “Final Payment” on the Projected Payments section; (iv) the Total of Payments, Finance Charge, APR, and Total Interest Percentage. Assume the borrower timely makes 10 years of interest payments and makes no other payments. Calculate loan balance at maturity assuming loan matures at life expectancy of youngest borrower.

2.	Loan Amount on LE/CD. The first column should state the Principal Limit, and the column under “Can this amount increase after closing?” should state “YES. Can go as high as _______. Can increase until maturity. Lender’s recourse is solely against the property.”

3.	Balloon Payment on LE/CD. The first column should be blank, and the column under “Can this amount increase after closing?” should state “YES. Can go as high as _______. Can increase until maturity. Lender’s recourse is solely against the property.”

4.	Projected Payments Table on LE/CD. Use three columns: (i) Years 1-10, which should have monthly payment amount with words “only interest” underneath for “Principal & Interest” row; (ii) Years 11-Maturity, which have $0 in “Principal & Interest” row; and, (iii) Final Payment, which should have the same number as “can go as high as” number used for Loan Amount and Balloon Payment. The escrow amount should be included in the first two columns in the “Estimated Escrow” row.

5.	Adjustable Payment Table on LE/CD. Answer “Yes for your first 120 payments” to “Interest Only Payments?”

6.

APOR for HPML/High-Cost Test. Use APOR for 30-year fixed-rate transaction, which is the most comparable transaction to EA. Use that APOR as of the date the interest rate is set, which is either the date on which FAR locks the interest rate or the date shortly before closing when the interest rate is determined. This will likely require a re-disclosure of the Loan Estimate and/or Closing Disclosure if the interest rate change triggers re-disclosure.

EA can be an HPML in all states where FAR currently offers EA EXCEPT California and non-jumbo Connecticut mortgage loans.

7.	Ability-to-Repay Test. Confirm borrower’s ability to make ten years of interest payments and estimated escrow payment. Do NOT confirm borrower’s ability to make final payment at maturity.